SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	2727 Allen Parkway, Suite 1200 Houston, Texas	77019
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2010, Copano Energy, L.L.C. (“Copano”) issued a press release announcing corrections to its earnings press release issued February 25, 2010.  A copy of the release is furnished as Exhibit 99.1 to this report.

The information in this report and the exhibit attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless Copano expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: February 26, 2010	By:	/s/ Douglas L. Lawing
Douglas L. Lawing
Executive Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Press Release